UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 10, 2007

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC  29456

(Address of principal executive offices) (Zip Code)

(843) 740-7015

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

                On December 7, 2007, the Board of Directors of Force Protection, Inc. (the “Company”) confirmed the appointment of the following executive officers of the Company:

Officer	Name
Gordon McGilton	Chief Executive Officer
Michael Moody	President
Raymond Pollard	Chief Operations Officer
Michael Durski	Chief Financial Officer and Treasurer
Denise Speaks	Co-General Counsel (Co-Chief Legal Officer)
Lenna Ruth Macdonald	Co-General Counsel (Co-Chief Legal Officer)

Each executive officer had been serving in such position prior to the confirmation on December 7, 2007.  Each executive officer is to hold the position until his or her successor has been duly appointed and qualified, his or her death or resignation or removal in the manner set forth in the Company’s by-laws.  Gordon McGilton and Michael Moody are also members of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 11, 2007

Force Protection, Inc.

By:	/s/ Michael Durski
Name: Michael Durski
Title: Chief Financial Officer